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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 16, 2001
                        (Date of earliest event reported)

                                   HYSEQ, INC.
             (Exact name of Registrant as specified in its charter)


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
    Nevada                       0-22873                        36-3855489
  (State of               (Commission File No.)               (IRS Employer
Incorporation)                                              Identification No.)
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                               670 Almanor Avenue
                           Sunnyvale, California 94085
          (Address of principal executive offices, including zip code)

                                  408-524-8100
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

     On January 16, 2001, Hyseq announced that Dr. Ted W. Love has been appointed as Registrant's President and Chief Operating Officer and expects to be elected to the Registrant's Board of Directors at its meeting on February 6, 2001. The position of President was previously held by Dr. George B. Rathmann. Dr. Rathmann continues to serve as Chief Executive Officer, Chairman of the Board and a director.

     For further information, see the press release of Hyseq, Inc., dated January 16, 2001, attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          99.1  Press Release, dated January 16, 2001.



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HYSEQ, INC.

                                        /s/ Mark E. Gitter
                                        ------------------------------
                                        Name: Mark E. Gitter
                                        Title: Chief Financial Officer

Date: January 17, 2001

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                                  EXHIBIT INDEX

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
Exhibit No.         Description of Exhibit
-----------         ----------------------
   99.1             Press Release, dated January 16, 2001.
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